UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 16, 2018
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16 2018, Fuel Tech, Inc., a Delaware corporation (the “Company”) held its Annual Meeting of Stockholders, at which the stockholders voted upon: (a) the election of Vincent J. Arnone, Douglas G. Bailey, Sharon L. Jones, James J. Markowsky, Thomas S. Shaw, Jr. and Dennis L. Zeitler to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; (b) a proposal to adopt an amendment to the Company’s Certificate of Incorporation to: (i) effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-ten (1:10), and (ii) to reduce proportionately the shares of Common Stock authorized for issuances; (c) a proposal to amend the Company’s 2014 Long-Term Incentive Plan to increase the number of shares available by 1,200,000 shares; (d) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm; and (e) an advisory vote on executive compensation.

The stockholders elected all six directors, approved the amendment to the Company’s Certificate of Incorporation, approved the amendment to the 2014 Long-Term Incentive Plan, approved the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm and approved, on an advisory, non-binding basis, Fuel Tech’s executive compensation.

The number of votes cast for or against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

Proposal 1: Election of Directors

Director	For	Withheld	Broker Non-Votes
Vincent J. Arnone	13,789,712	307,806	7,698,643
Douglas G. Bailey	13,552,897	574,621	7,698,643
Sharon L. Jones	13,813,195	284,323	7,698,643
James J. Markowsky	13,813,791	283,272	7,698,643
Thomas S. Shaw, Jr.	13,734,358	363,160	7,698,643
Dennis L. Zeitler	13,812,341	285,177	7,698,643

Proposal 2: A proposal to adopt an amendment to the Company’s Certificate of Incorporation to: (i) effect a reverse stock split of the Company’s outstanding Common Stock at a ratio of not less than one-for-five (1:5) and not more than one-for-ten (1:10), and (ii) to reduce proportionately the shares of Common Stock authorized for issuances

For	Against	Abstain
17,817,048	3,892,296	86,817

Proposal 3: A proposal to amend Fuel Tech, Inc.’s 2014 Long-Term Incentive Plan to increase the number of shares available by 1,200,000 shares

For	Against	Abstain	Broker Non-Votes
13,177,030	877,987	42,501	7,698,643

Proposal 4: Ratification of RSM US LLP as the Company’s independent registered public accounting firm

For	Against	Abstain
21,551,376	201,153	43,632

Proposal 5: Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
12,408,038	1,566,499	122,981	7,698,643

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: May 21, 2018	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Senior Vice President, General Counsel and Secretary